Exhibit 99.2

Table of Contents
Third Quarter 2013

Section I - Financial Information		Section II - Core Portfolio Information

Company Information…………………………………………	3	Core Properties……………………………………………………...	23
Total Market Capitalization……………………………………	4	Core Top Tenants…………………………………………………....	25
Operating Statements		Core Lease Expirations……………………………………………...	26
Pro-rata Consolidation…………………………………………	5	Core New and Renewal Rent Spreads………………………………	27
Opportunity Funds……………………………………………..	6	Core Capital Expenditures………………………………………......	28
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		Portfolio Demographics…………………………………………......	29
and Funds Available for Distribution ("FAD")………………...	8
EBITDA…………………………………………………….....	9
Same Property Net Operating Income………………………...	10	Section III - Opportunity Fund Information
Fee Income………………………………………………….....	11
Balance Sheet - Pro-rata Consolidation……………………….	12	Opportunity Fund Overview………………………………………...	32
Notes Receivable……………………………………………....	13	Opportunity Fund Properties……………………………………......	33
Other Information		Opportunity Fund Lease Expirations………………………………..	34
2013 Transactional Activity……………………………...........	14	Development Activity…………………………………………….....	35
2014 Guidance…………………………………….......……….	15	RCP Venture Investments……………………………………….......	36
Net Asset Valuation Information……………………...........….	16
Selected Financial Ratios………………………………….…..	17
Debt Analysis
Summary………………………………………………………	18	Important Notes……………………………………………………..	37
Detail…………………………………………………………..	19
Maturities……………………………………………………...	22

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust, a fully-integrated equity real estate investment trust, is focused on the acquisition, ownership, management and redevelopment of high-quality retail properties located primarily in high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago. Acadia owns, or has an ownership interest in, these properties through its core portfolio and its opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	1311 Mamaroneck Avenue	Jonathan Grisham	Symbol AKR
	Suite 260	Senior Vice President,
	White Plains, NY 10605	Chief Financial Officer
(914) 288-8142
jgrisham@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Cowen and Company	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	James Sullivan - (646) 562-1380	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	james.sullivan@cown.com	tthomas@keybanccm.com

	Bank of Montreal	Green Street Advisors	RBC Capital Markets
	Paul Adornato, CFA - (212) 885-4170	Cedrik LaChance - (949) 640-8780	Rich Moore, CFA - (440) 715-2646
	paul.adornato@bmo.com	clachance@greenst.com	rich.moore@rbccm.com

	Citigroup - Global Markets	J.P. Morgan Securities, Inc.	UBS
	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689	Ross Nussbaum - (212) 713-2484
	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com	ross.nussbaum@ubs.com

Total Market Capitalization
(including pro-rata share of Opportunity Fund debt, dollars in thousands)

					Capitalization
	Percent of	Total Market Capitalization			based on
	Total Equity	$		%	Net Debt [1]	Total Market Capitalization
Equity Capitalization
Total Common Shares Outstanding	96.6%	55,643
Common Operating Partnership ("OP") Units	3.4%	1,954
Combined Common Shares and OP Units		57,597

Share Price at December 31, 2013		$24.83

Equity Capitalization - Common Shares and OP Units		$1,430,134
Preferred OP Units		622	[2]
Total Equity Capitalization		1,430,756		73%	76%

Debt Capitalization
Consolidated debt		1,038,129
Adjustment to reflect pro-rata share of debt		(519,871)
Total Debt Capitalization		518,258		27%	24%

Total Market Capitalization		$1,949,014		100%	100%

Weighted Average Outstanding Common Shares and OP Units
(in thousands)
		December 31, 2013				Changes in Total Common Shares Outstanding
		Year-to-date		Quarter
Weighted average Common Shares - Basic EPS		54,919		55,576		Balance @ 12/31/2012	52,482
Dilutive potential Common Shares		392		350		Stock Issuance	3,015
Weighted average Common Shares - Diluted EPS		55,311		55,926		Other	146
OP Units		618		620
Dilutive potential OP Units		25		25		Balance @ 12/31/13	55,643
Weighted average Common Shares and OP Units - Diluted FFO		55,954		56,571

Notes:
[1] Reflects debt net of Core Portfolio cash balance of	$35,549
pro-rata share of Funds cash balance of	10,830
and restricted cash relating to City Point financing of	21,647
for ("Net Debt") totaling -	$ 68,026
[2] Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
[3] Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Income Statements - Pro-rata Consolidation[1]
(in thousands)

	Year-to-date ended December 31, 2013					Three months ended December 31, 2013
	Core Portfolio		Funds		Total	Core Portfolio		Funds		Total

	Continuing	Discontinued	Continuing	Discontinued		Continuing	Discontinued	Continuing	Discontinued
	Operations	Operations	Operations	Operations		Operations	Operations	Operations	Operations
CORE PORTFOLIO AND Fund INCOME

PROPERTY REVENUES
Minimum rents	$73,330	$781	$10,029	$2,943	$87,083	$19,147	$175	$2,753	$367	$22,442
Percentage rents	345	—	78	—	423	87	—	8	—	95
Expense reimbursements - CAM	7,298	85	1,277	247	8,907	2,054	28	393	48	2,523
Expense reimbursements - Taxes	10,730	187	1,592	332	12,841	2,243	44	473	49	2,809
Other property income	484	3	227	55	769	103	—	56	8	167
Total Property Revenues	92,187	1,056	13,203	3,577	110,023	23,634	247	3,683	472	28,036

PROPERTY EXPENSES
Property operating - CAM	8,408	85	1,267	479	10,239	2,349	29	451	82	2,911
Other property operating (Non-CAM)	3,252	22	1,096	530	4,900	965	14	380	41	1,400
Real estate taxes	12,910	187	2,185	353	15,635	2,756	43	604	61	3,464
Total Property Expenses	24,570	294	4,548	1,362	30,774	6,070	86	1,435	184	7,775

NET OPERATING INCOME - PROPERTIES	67,617	762	8,655	2,215	79,249	17,564	161	2,248	288	20,261

OTHER INCOME (EXPENSE)
Interest income	10,316	—	341	—	10,657	2,245	—	31	—	2,276
Straight-line rent income	2,724	20	586	291	3,621	499	5	162	61	727
Straight-line ground rent	—	—	—	(70)	(70)	—	—	—	(8)	(8)
Above/below market rent	3,282	(144)	1,319	—	4,457	922	(36)	911	—	1,797
Interest expense	(20,176)	(192)	(3,261)	(594)	(24,223)	(5,133)	(41)	(846)	(74)	(6,094)
Amortization of finance costs	(919)	(11)	(423)	(80)	(1,433)	(241)	(3)	(30)	(8)	(282)
Above/below market interest expense	1,226	—	180	—	1,406	175	—	42	—	217
Asset and property management expense	(176)	(20)	(228)	2	(422)	10	(5)	(70)	—	(65)
Other income/(expense)	469	—	488	33	990	—	—	—	—	—
Transaction costs	(2,993)	(3)	(475)	(6)	(3,477)	(1,403)	—	(10)	—	(1,413)
Impairment of asset	(1,500)	—	—	(1,330)	(2,830)	—	—	—	(1,330)	(1,330)
CORE PORTFOLIO AND Fund INCOME	59,870	412	7,182	461	67,925	14,638	81	2,438	(1,071)	16,086

FEE INCOME
Asset and property management fees	17,022	—	396	—	17,418	4,155	—	78	—	4,233
Transactional fees [2]	6,135	—	176	—	6,311	2,324	—	84	—	2,408
Income tax benefit (provision)	130	—	(27)	(1)	102	(26)	—	13	—	(13)
Total Fee Income	23,287	—	545	(1)	23,831	6,453	—	175	—	6,628

PROMOTE, RCP AND OTHER INCOME
Equity in earnings (losses) from RCP investments	—	—	131	—	131	—	—	—	—	—
Promote income - Fund capital transactions	1,395	—	—	—	1,395	1,395	—	—	—	1,395
Lease termination income	(63)	—	180	—	117	(80)	—	178	—	98
Gain (loss) on extinguishment of debt	(309)	(87)	(90)	(131)	(617)	(309)	(87)	(90)	(131)	(617)
Total Promote, RCP and Other Income	1,023	(87)	221	(131)	1,026	1,006	(87)	88	(131)	876

GENERAL AND ADMINISTRATIVE	(26,264)	(3)	(102)	(1)	(26,370)	(8,198)	(3)	(47)	(1)	(8,249)

Depreciation and amortization	(27,649)	(82)	(3,879)	(509)	(32,119)	(7,447)	2	(1,037)	—	(8,482)
Gain on sale of properties	—	4,228	(280)	2,365	6,313	—	4,228	(280)	1,589	5,537
Income before noncontrolling interests	30,267	4,468	3,687	2,184	40,606	6,452	4,221	1,337	386	12,396

Noncontrolling interest - OP	(370)	(51)	(41)	(29)	(491)	(76)	(50)	(12)	(8)	(146)

NET INCOME	$29,897	$4,417	$3,646	$2,155	$40,115	$6,376	$4,171	$1,325	$378	$12,250

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
[2] Consists of development, construction, leasing and legal fees.

Income Statements - Funds [1]
(in thousands)
	Year-to-date ended December 31, 2013
		Continuing						Continuing	Discontinued				Continuing	Discontinued
		Operations						Operations	Operations				Operations	Operations
	Fund I	AKR Pro-		AKR Pro-	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		AKR Pro-	Fund III	AKR Pro-	AKR Pro-		AKR Pro-	Total
	Continuing	rata share [3]		rata share [3]	Continuing	Discontinued	Consolidated	rata share	rata share		rata share	Continuing	rata share	rata share		rata share	AKR Pro-
	Operations	37.78%	Mervyns I	37.78%	Operations	Operations	Operations	20.00%	20.00%	Mervyns II	20.00%	Operations	19.90%	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$216	$76	$—	$—	$10,430	$14,726	$25,156	$2,087	$2,943	$—	$—	$28,883	$5,750	$—	$9,155	$2,116	12,972
Percentage rents	—	—	—	—	—	—	—	—	—	—	—	332	66	—	51	12	78
Expense reimbursements - CAM	3	1	—	—	1,114	1,236	2,350	223	247	—	—	4,452	886	—	725	167	1,524
Expense reimbursements - Taxes	—	—	—	—	364	1,662	2,026	73	332	—	—	5,931	1,181	—	1,467	338	1,924
Other property income	2	1	—	—	218	276	494	44	55	—	—	904	179	—	10	3	282
Total Property Revenues	221	78	—	—	12,126	17,900	30,026	2,427	3,577	—	—	40,502	8,062	—	11,408	2,636	16,780

PROPERTY EXPENSES
Property operating - CAM	13	4	—	—	1,437	2,396	3,833	287	479	—	—	4,307	856	—	520	120	1,746
Other property operating (Non-CAM)	140	49	—	—	1,316	2,660	3,976	263	530	—	—	3,697	737	—	201	47	1,626
Real estate taxes	11	3	—	—	1,427	1,758	3,185	285	353	—	—	7,831	1,559	—	1,460	338	2,538
Total Property Expenses	164	56	—	—	4,180	6,814	10,994	835	1,362	—	—	15,835	3,152	—	2,181	505	5,910

NET OPERATING INCOME - PROPERTIES	57	22	—	—	7,946	11,086	19,032	1,592	2,215	—	—	24,667	4,910	—	9,227	2,131	10,870

OTHER INCOME (EXPENSE)
Interest income	808	291	—	—	14	—	14	3	—	—	—	212	41	—	28	6	341
Straight-line rent income	—	—	—	—	682	1,452	2,134	136	291	—	—	1,654	329	—	515	121	877
Straight-line ground rent	—	—	—	—	7	(352)	(345)	—	(70)	—	—	—	—	—	—	—	(70)
Above/below market rent	—	—	—	—	—	—	—	—	—	—	—	2,879	574	—	3,220	745	1,319
Interest expense	(4)	—	—	—	(6,299)	(2,967)	(9,266)	(1,259)	(594)	—	—	(7,138)	(1,421)	—	(2,510)	(581)	(3,855)
Amortization of finance costs	—	—	—	—	(203)	(405)	(608)	(41)	(80)	—	—	(997)	(199)	—	(788)	(183)	(503)
Above/below market interest expense	—	—	—	—	—	—	—	—	—	—	—	902	180	—	—	—	180
Asset and property management expense [2]	8	3	—	—	(121)	9	(112)	(24)	2	—	—	(558)	(112)	—	(407)	(95)	(226)
Promote expense [3]	(73)	—	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other income/(expense)	(5)	(2)	—	—	(44)	166	122	(9)	33	—	—	2,501	498	—	3	1	521
Transaction costs	—	—	—	—	(78)	(32)	(110)	(16)	(6)	—	—	(844)	(168)	—	(1,259)	(291)	(481)
Impairment of asset	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,330)	—	—	(1,330)
Fund INCOME	791	314	10	—	1,904	8,957	10,861	382	1,791	—	—	23,278	4,632	(1,330)	8,029	1,854	7,643

FEE INCOME
Asset and property management fees	—	—	—	—	—	—	—	—	—	—	—	1,991	396	—	—	—	396
Transactional fees	—	—	—	—	—	—	—	—	—	—	—	885	176	—	—	—	176
Income tax benefit (provision)	(4)	(2)	—	—	(12)	(3)	(15)	(2)	(1)	—	—	(116)	(23)	—	—	—	(28)
Total Fee Income	(4)	(2)	—	—	(12)	(3)	(15)	(2)	(1)	—	—	2,760	549	—	—	—	544

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	—	—	(44)	(17)	802	—	802	160	—	(60)	(12)	—	—	—	—	—	131
Lease termination income	750	167	—	—	—	—	—	—	—	—	—	22	4	—	37	9	180
Gain on extinguishment of debt	—	—	—	—	5	(655)	(650)	1	(131)	—	—	(456)	(91)	—	—	—	(221)
Provision for income taxes (RCP)	—	—	(2)	—	—	—	—	—	—	(2)	—	—	—	—	—	—	—
Total Promote, RCP and Other Income	750	167	(46)	(17)	807	(655)	152	161	(131)	(62)	(12)	(434)	(87)	—	37	9	90

GENERAL AND ADMINISTRATIVE	(95)	(31)	(7)	(2)	(82)	(4)	(86)	(17)	(1)	(24)	(4)	(288)	(57)	—	41	9	(103)

Depreciation and amortization	(3)	—	—	—	(2,793)	(2,546)	(5,339)	(559)	(509)	—	—	(12,364)	(2,460)	—	(3,719)	(860)	(4,388)
Gain on sale of properties	(1,258)	(280)	—	—	—	11,823	11,823	—	2,365	—	—	—	—	—	—	—	2,085
Income before noncontrolling interest	181	168	(43)	(19)	(176)	17,572	17,396	(35)	3,514	(86)	(16)	12,952	2,577	(1,330)	4,388	1,012	5,871

Noncontrolling interest - OP	(4)	(2)	—	—	20	(225)	(205)	4	(45)	—	—	(155)	(31)	16	(52)	(12)	(70)

NET INCOME	$177	$166	$(43)	$(19)	$(156)	$17,347	$17,191	$(31)	$3,469	$(86)	$(16)	$12,797	$2,546	$(1,314)	$4,336	$1,000	5,801

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

[3] Represents a 20% promote earned by Acadia in addition to our 22.22% pro-rata share of the remaining 80% after promote (20%+22.22%*80% = 37.78%)

Income Statements - Funds [1]
(in thousands)
	Three months ended December 31, 2013
		Continuing						Continuing	Discontinued						Continuing	Discontinued
		Operations						Operations	Operations						Operations	Operations
	Fund I	AKR Pro-		AKR Pro-	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		AKR Pro-	Fund III	Fund III	Fund III	AKR Pro-	AKR Pro-		AKR Pro-	Total
	Continuing	rata share [3]		rata share [3]	Continuing	Discontinued	Consolidated	rata share	rata share		rata share	Continuing	Discontinued	Consolidated	rata share	rata share		rata share	AKR Pro-
	Operations	37.78%	Mervyns I	37.78%	Operations	Operations	Operations	20.00%	20.00%	Mervyns II	20.00%	Operations	Operations	Operations	19.90%	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$45	$10	$—	$—	$2,766	$1,833	$4,599	$553	$367	$—	$—	$7,106	$—	$7,106	$1,415	$—	$3,354	$775	$3,120
Percentage rents	—	—	—	—	—	—	—	—	—	—	—	42	—	42	8	—	—	—	8
Expense reimbursements - CAM	—	—	—	—	215	238	453	43	48	—	—	1,392	—	1,392	277	—	316	73	441
Expense reimbursements - Taxes	—	—	—	—	137	244	381	27	49	—	—	1,658	—	1,658	330	—	503	116	522
Other property income	—	—	—	—	52	39	91	10	8	—	—	227	—	227	45	—	3	1	64
Total Property Revenues	45	10	—	—	3,170	2,354	5,524	633	472	—	—	10,425	—	10,425	2,075	—	4,176	965	4,155

PROPERTY EXPENSES
Property operating - CAM	6	1	—	—	387	409	796	77	82	—	—	1,558	—	1,558	310	—	272	63	533
Other property operating (Non-CAM)	26	6	—	—	424	206	630	85	41	—	—	1,288	—	1,288	258	—	134	31	421
Real estate taxes	2	—	—	—	347	303	650	69	61	—	—	2,054	—	2,054	409	—	545	126	665
Total Property Expenses	34	7	—	—	1,158	918	2,076	231	184	—	—	4,900	—	4,900	977	—	951	220	1,619

NET OPERATING INCOME - PROPERTIES	11	3	—	—	2,012	1,436	3,448	402	288	—	—	5,525	—	5,525	1,098	—	3,225	745	2,536

OTHER INCOME (EXPENSE)
Interest income	89	20	—	—	3	—	3	1	—	—	—	19	—	19	4	—	27	6	31
Straight-line rent income	—	—	—	—	206	305	511	41	61	—	—	454	—	454	90	—	132	31	223
Straight-line ground rent	—	—	—	—	1	(40)	(39)	—	(8)	—	—	—	—	—	—	—	—	—	(8)
Above/below market rent	—	—	—	—	—	—	—	—	—	—	—	495	—	495	99	—	3,511	812	911
Interest expense	(1)	—	—	—	(1,549)	(370)	(1,919)	(310)	(74)	—	—	(1,744)	—	(1,744)	(347)	—	(818)	(189)	(920)
Amortization of finance costs	—	—	—	—	(47)	(42)	(89)	(9)	(8)	—	—	195	—	195	39	—	(258)	(60)	(38)
Above/below market interest expense	—	—	—	—	—	—	—	—	—	—	—	211	—	211	42	—	—	—	42
Asset and property management expense [2]	2	—	—	—	(31)	—	(31)	(6)	—	—	—	(140)	—	(140)	(28)	—	(155)	(36)	(70)
Promote expense [3]	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other income/(expense)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transaction costs	—	—	—	—	—	—	—	—	—	—	—	24	—	24	5	—	(64)	(15)	(10)
Impairment of asset	—	—	—	—	—	—	—	—	—	—	—	—	(6,683)	(6,683)	—	(1,330)	—	—	(1,330)
Fund INCOME	101	23	—	—	595	1,289	1,884	119	259	—	—	5,039	(6,683)	(1,644)	1,002	(1,330)	5,600	1,294	1,367

FEE INCOME
Asset and property management fees	—	—	—	—	—	—	—	—	—	—	—	391	—	391	78	—	—	—	78
Transactional fees	—	—	—	—	—	—	—	—	—	—	—	422	—	422	84	—	—	—	84
Income tax benefit (provision)	—	—	—	—	—	—	—	—	—	—	—	65	—	65	13	—	—	—	13
Total Fee Income	—	—	—	—	—	—	—	—	—	—	—	878	—	878	175	—	—	—	175

PROMOTE, RCP AND OTHER INCOME
Equity in earnings (losses) from RCP investments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Lease termination income	750	167	—	—	—	—	—	—	—	—	—	15	—	15	3	—	33	8	178
Gain on extinguishment of debt	—	—	—	—	5	(655)	(650)	1	(131)	—	—	(456)	—	(456)	(91)	—	—	—	(221)
Provision for income taxes (RCP)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Promote, RCP and Other Income	750	167	—	—	5	(655)	(650)	1	(131)	—	—	(441)	—	(441)	(88)	—	33	8	(43)

GENERAL AND ADMINISTRATIVE	(30)	(7)	—	—	(74)	(3)	(77)	(15)	(1)	(17)	(3)	(113)	—	(113)	(22)	—	(1)	—	(48)

Depreciation and amortization	—	—	—	—	(760)	—	(760)	(152)	—	—	—	(2,991)	—	(2,991)	(595)	—	(1,254)	(290)	(1,037)
Gain on sale of properties	(1,258)	(280)	—	—	—	7,944	7,944	—	1,589	—	—	—	—	—	—	—	—	—	1,309
Income before noncontrolling interest	(437)	(97)	—	—	(234)	8,575	8,341	(47)	1,716	(17)	(3)	2,372	(6,683)	(4,311)	472	(1,330)	4,378	1,012	1,723

Noncontrolling interest - OP	5	1	—	—	25	(120)	(95)	5	(24)	—	—	(30)	80	50	(6)	16	(52)	(12)	(20)

NET INCOME	$(432)	$(96)	$—	$—	$(209)	$8,455	$8,246	$(42)	$1,692	$(17)	$(3)	$2,342	$(6,603)	$(4,261)	$466	$(1,314)	$4,326	$1,000	$1,703

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees to and promotes the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

[3] Represents a 20% promote earned by Acadia in addition to our 22.22% pro-rata share of the remaining 80% after promote (20%+22.22%*80% = 37.78%)

Funds from Operations ("FFO") [1]
(in thousands)

	2013					2012
	Current	Current	Previous	Previous	Previous	Historic	Historic
	Year-to-Date	Quarter	Quarter	Quarter	Quarter	Year-to-Date	Quarter
	Period ended	3 months ended	3 months ended	3 months ended	3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	December 31, 2013	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2012

Net Income	$40,115	$12,250	$9,485	$8,757	$9,623	$39,706	$21,276
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates	28,752	7,607	7,558	7,043	6,544	23,090	6,782
Unconsolidated affiliates	2,680	702	777	650	550	1,581	426
Gain on sale of properties (net of noncontrolling interest share)
Consolidated affiliates	(6,378)	(5,602)	—	(776)	—	(13,083)	(11,692)
Unconsolidated affiliates	—	—	—	—	—	(609)	—
Impairment of asset	1,500	—	—	1,500	—	—	—
Gain on involuntary conversion of asset	—	—	—	—	—	(2,368)	(2,368)
Income attributable to noncontrolling interests'
share in Operating Partnership	470	141	104	102	124	510	241
Distributions on Preferred OP Units [2]	22	6	5	5	5	18	4
FFO	$67,161	$15,104	$17,929	$17,281	$16,846	$48,845	$14,669

Adjusted Funds from operations ("AFFO"):
Diluted FFO	67,161	15,104	17,929	17,281	16,846	48,845	14,669
Straight line rent, net	(3,621)	(727)	(1,094)	(1,130)	(670)	(2,608)	(486)
Straight-line ground rent	70	8	20	21	21	85	21
Above/below market rent	(4,457)	(1,797)	(1,063)	(993)	(604)	(1,649)	(702)
Amortization of finance costs	1,433	282	489	363	299	926	165
Above/below market interest	(1,406)	(217)	(307)	(406)	(476)	(11)	(34)
Non real estate depreciation	456	126	119	109	102	431	93
Amortization of cost of management contracts	—	—	—	—	—	20	—
Leasing commissions	(1,676)	(400)	(208)	(421)	(647)	(1,916)	(347)
Tenant improvements	(4,057)	(1,047)	(1,198)	(620)	(1,192)	(4,274)	(913)
Capital expenditures	(2,592)	(1,567)	(424)	(555)	(46)	(1,523)	(444)
Loss (gain) on extinguishment of debt	617	617	—	—	—	833	833
AFFO	$51,928	$10,382	$13,505	$13,649	$13,633	$39,159	$12,855

Funds Available for Distribution ("FAD"):
AFFO	51,928	10,382	13,505	13,649	13,633	39,159	12,855
Scheduled principal repayments	(6,029)	(1,492)	(1,571)	(1,514)	(1,452)	(4,167)	(996)
FAD	$45,899	$8,890	$11,934	$12,135	$12,181	$34,992	$11,859

Total weighted average shares and OP Units:
Basic	55,562	56,222	56,078	55,791	54,094	46,484	50,638
Diluted	55,954	56,572	56,436	56,215	54,531	46,940	51,150

FFO per share:
FFO per share - Basic	$1.21	$0.27	$0.32	$0.31	$0.31	$1.05	$0.29
FFO per share - Diluted	$1.20	$0.27	$0.32	$0.31	$0.31	$1.04	$0.29

AFFO per share - Basic	$0.93	$0.18	$0.24	$0.24	$0.25	$0.84	$0.25
AFFO per share - Diluted	$0.93	$0.18	$0.24	$0.24	$0.25	$0.83	$0.25

FAD per share - Basic	$0.83	$0.16	$0.21	$0.22	$0.23	$0.75	$0.23
FAD per share - Diluted	$0.82	$0.16	$0.21	$0.22	$0.22	$0.75	$0.23

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
[2] Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

EBITDA
(in thousands)

	Year-to-Date						Current Quarter
	Period ended December 31, 2013						Three months ended December 31, 2013
	Core Portfolio			Funds			Core Portfolio			Funds
			Total						Total
	Continuing	Discontinued	Core	Continuing	Discontinued		Continuing	Discontinued	Core	Continuing	Discontinued
	Operations	Operations	Portfolio	Operations	Operations	TOTAL	Operations	Operations	Portfolio	Operations	Operations	TOTAL

NET INCOME	$29,897	$4,417	$34,314	$3,646	$2,155	$40,115	$6,376	$4,171	$10,547	$1,325	$378	$12,250

Add back:
Depreciation and amortization	27,649	82	27,731	3,879	509	32,119	7,447	(2)	7,445	1,037	—	8,482
Interest expense	20,176	192	20,368	3,261	594	24,223	5,133	41	5,174	846	74	6,094
Amortization of finance costs	919	11	930	423	80	1,433	241	3	244	30	8	282
Above/below market interest	(1,226)	—	(1,226)	(180)	—	(1,406)	(175)	—	(175)	(42)	—	(217)
Gain on sale of properties	—	(4,228)	(4,228)	280	(2,365)	(6,313)	—	(4,228)	(4,228)	280	(1,589)	(5,537)
Impairment of asset	1,500	—	1,500	—	1,330	2,830	—	—	—	—	1,330	1,330
Provision for income taxes	(130)	—	(130)	27	1	(102)	26	—	26	(13)	—	13
Loss on extinguishment of debt	309	87	396	90	131	617	309	87	396	90	131	617
Noncontrolling interest - OP	370	51	421	41	29	491	76	50	126	12	8	146

EBITDA	$79,464	$612	$80,076	$11,467	$2,464	$94,007	$19,433	$122	$19,555	$3,565	$340	$23,460

Core Portfolio
Same Property Performance [1]
(in thousands)

	Quarter			Year-to-Date

	Three months ended		Growth in Same	Period ended		Growth in Same
			Property NOI -			Property NOI -
	December 31, 2013	December 31, 2012	Continuing Operations	December 31, 2013	December 31, 2012	Continuing Operations

Revenue
Minimum rents	$14,831	$14,393	3.3%	$50,218	$47,853	5.4%
Expense reimbursements	3,812	4,693	(6.7)%	14,575	13,357	2.8%
Other property income	98	137	(0.3)%	716	584	0.3%

Total Revenue	18,741	19,223	(3.7)%	65,509	61,794	8.5%

Expenses
Property operating - CAM & Real estate taxes	4,342	5,598	9.6%	16,162	16,202	0.1%
Other property operating (Non-CAM)	747	534	(1.6)%	2,397	1,777	-1.4%

Total Expenses	5,089	6,132	8.0%	18,559	17,979	-1.3%

Same Property NOI - Core properties - Continuing Operations	$13,652	$13,091	4.3%	$46,950	$43,815	7.2%

Other same property information
Physical Occupancy	94.6%	94.2%
Leased Occupancy	96.7%	94.4%

Notes:
[1] The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Fee income by Fund
(in thousands)

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Year ended December 31, 2013
Asset and property management fees	$268	$4,044	$5,669	$6,441	$594	$17,016
Transactional fees	17	3,132	2,144	709	134	6,136
Total management fees and priority distributions	285	7,176	7,813	7,150	728	23,152

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Current Quarter ended December 31, 2013
Asset and property management fees and priority distributions	$67	$836	$1,436	$1,635	$175	$4,149
Transactional fees	7	976	696	538	108	2,325
Total management fees and priority distributions	$74	$1,812	$2,132	$2,173	$283	$6,474

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended September 30, 2013
Asset and property management fees	$67	$1,058	$1,384	$1,608	$124	$4,241
Transactional fees	4	876	352	29	26	1,287
Total management fees	$71	$1,934	$1,736	$1,637	$150	$5,528

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended June 30, 2013
Asset and property management fees	$67	$1,060	$1,432	$1,611	$153	$4,323
Transactional fees	3	660	568	124	—	1,355
Total management fees	$ 70	$ 1,720	$ 2,000	$ 1,735	$ 153	$ 5,678

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended March 31, 2013
Asset and property management fees	$ 67	$ 1,090	$ 1,417	$ 1,587	$ 142	$ 4,303
Transactional fees	3	620	528	18	—	1,169
Total management fees and priority distributions	$ 70	$ 1,710	$ 1,945	$ 1,605	$ 142	$ 5,472

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Consolidated		Noncontrolling	Company's	Pro-Rata
	Balance		Interest in	Interest in	Consolidated
	Sheet		Consolidated	Unconsolidated	Balance
	As Reported [1]		Subsidiaries	Subsidiaries	Sheet [2]		Notes
ASSETS
Real estate							[1] The interim consolidated balance sheet is unaudited, although it
Land	$336,251		$(104,911)	$30,353	$261,693		reflects all adjustments, which in the opinion of management,
Buildings and improvements	1,140,613		(343,395)	79,228	876,446		are necessary for the fair presentation of the consolidated
Construction in progress	4,836		(2,490)	1,107	3,453		balance sheet for the interim period.
	1,481,700		(450,796)	110,688	1,141,592
Less: accumulated depreciation	(229,538)		55,981	(8,709)	(182,266)		[2] The Company currently invests in Funds I, II, III & IV and Mervyns I & II
Net real estate	1,252,162		(394,815)	101,979	959,326		which are consolidated with the Company's financial statements.
							To provide investors with supplemental information, the Company's
Net real estate under development	337,353	[3]	(275,323)	2,500	64,530		investments in these joint ventures are reflected above on a pro-rata
							basis by calculating its ownership percentage for each of the asset
Cash and cash equivalents	79,189		(36,431)	3,621	46,379		and liability line items. Similarly, the presentation also includes
Cash in escrow	19,822		(11,446)	918	9,294		the Company's pro-rata share of assets and liabilities for
Restricted cash	109,795		(88,148)	—	21,647		unconsolidated investments which are accounted for under the equity
Investments in and advances to unconsolidated affiliates	181,322		(138,445)	(42,229)	648		method of accounting for the Company's financial statements.
Rents receivable, net	6,549		(2,767)	769	4,551
Straight-line rents receivable, net	23,025		(9,324)	1,227	14,928
Notes Receivable	126,656		—	215	126,871		[3] The components of Net real estate under development are as follows:
Deferred charges, net	30,775		(16,346)	1,831	16,260		Fund II	$307,886
Prepaid expenses and other assets	44,212		6,359	1,265	51,836	[4]	Fund III	28,599
Acquired lease intangibles	33,663		(8,730)	2,769	27,702		Fund IV	150
Assets of discontinued operations	20,434		(14,817)	—	5,617
							Total Funds	336,635
Total Assets	$2,264,957		$(990,233)	$74,865	$1,349,589		Core Portfolio	718
							Total	$337,353
LIABILITIES AND SHAREHOLDERS' EQUITY
							[4] The components of Prepaid expenses and other assets are as follows:
Mortgage notes payable	$1,037,749		$(595,737)	$75,866	$517,878		Due from Fund Investors	$24,812
Notes payable	380		—	—	380		Prepaid expenses	7,803
Valuation of debt at acquisition, net of amortization	1,868		—	90	1,958		Accrued interest on Notes Receivable	5,149
Acquired lease intangibles	22,394		(4,560)	4,666	22,500		Contract deposits	4,200
Accounts payable and accrued expenses	38,050		(14,127)	1,891	25,814		Other	9,872
Dividends and distributions payable	13,455		—	—	13,455		Total	$51,836
Share of losses in excess of inv. in unconsolidated affiliates	8,701		—	(8,701)	—
Other liabilities	18,265		(5,497)	1,053	13,821
Liabilities of discontinued operations	2,507		(2,002)	—	505
Total liabilities	1,143,369		(621,923)	74,865	596,311

Shareholders' equity:
Common shares	56		—	—	56
Additional paid-in capital	665,301		—	—	665,301
Accumulated other comprehensive income	1,132		—	—	1,132
Retained earnings	37,747		—	—	37,747
Total controlling interest	704,236		—	—	704,236
Noncontrolling interest in subsidiary	417,352		(368,310)	—	49,042
Total shareholders' equity	1,121,588		(368,310)	—	753,278

Total Liabilities and Shareholders' Equity	$2,264,957		$(990,233)	$74,865	$1,349,589

Notes Receivable
(in thousands)

			Balance at							Underlying third-party
	Balance at	Fourth	December 31, 2013			Stated	Effective			first mortgage
	September 30, 2013	Quarter		Accrued		Interest	Interest	Maturity	Extension
Investment	Principal	Activity	Principal	Interest	Total	Rate	Rate [1]	Dates	Options	Amount	Maturity Dates

First mortgage notes	$33,269	$27,400	$60,669	$425	$61,094	5.87%	6.22%	2014 to 2015	—	n/a	n/a

Mezzanine notes	49,880	16,107	65,987	4,763	70,750	12.52%	13.09%	2016 to 2020	—	310,056	2014 thru 2019

Total notes receivable	$83,149	$43,507	$126,656	$5,188	$131,844	9.33%	9.80%

Notes:
[1] Inclusive of points and exit fees.

2013 Transactional Activity
(in thousands)

Acquisitions:

Property Name	Purchase Price	Ownership %	Month of Transaction	Location	State	Key Tenants

Core Portfolio:

664 N. Michigan Avenue	$86,600	100%	March	Chicago	IL	Tommy Bahama, Ann Taylor Loft
8-12 E. Walton	22,500	100%	June	Chicago	IL	Brioni, BHLDN (Urban Outfitters)
3200-3204 M Street	11,800	100%	July	Washington	DC	Banana Republic
868 Broadway	13,500	100%	December	Manhattan	NY	Dr Martens
313-315 Bowery	5,500	100%	December	Manhattan	NY	John Varvatos, Patagonia
120 West Broadway	37,000	100%	December	Manhattan	NY	HSBC Bank, Citibank

Funds:

Fund III:

Nostrand Avenue	18,500	100%	February	Brooklyn	NY	—

Fund IV:

2819 Kennedy Boulevard	$9,025	98%	June	North Bergen	NJ	—
Promenade at Manassas	38,000	98%	June	Manassas	VA	Home Depot, HH Gregg
Paramus Plaza	18,900	50%	August	Paramus	NJ	Babies R Us, Ashley Furniture
1151 Third Avenue	18,000	100%	October	Manhattan	NY	Lucky Brand
Lake Montclair	19,250	100%	October	Prince William County	VA	Food Lion
938 W. North Avenue	20,000	80%	November	Chicago	IL	Sephora, Restoration Hardware

Dispositions:

Property Name	Sales Price	Ownership %	Month of Transaction	Location	State	Key Tenants

Core Portfolio:

Boonton	$18,400	60%	December	Boonton	NJ	A&P

Funds:

Fund II:

Pelham Manor Storage	$11,888	99%	May	Pelham Manor	NY	—
Fordham Place	133,900	99%	November	Bronx	NY	Walgreens, Best Buy, 24 Hour Fitness
Pelham Manor Shopping Plaza	58,530	99%	November	Pelham Manor	NY	BJ's Wholesale Club, PetSmart

Structured Finance Investments:

Investment	Loan Amount	Effective Interest Rate	Month of Transaction	Maturity Date

Core Portfolio:

First Mortgage	$17,000	5.5%	December	January, 2014
First Mortgage	12,000	9.0%	December	January, 2015
Preferred Equity Investment	13,000	7.9%	December	September, 2017

2014 Guidance
(in millions except per share amounts, all per share amounts are fully diluted)

	2014 Guidance	2013 Actual
Overall:

Fully diluted Common Shares and OP Units	58,500 - 59,000	55,954

Full year Funds from Operations ("FFO") per share	$1.30 to $1.40	$1.20

Earnings per Share ("EPS")	$0.68 to $0.77	$0.72

FFO Components:

Core and pro-rata share of Fund ("Fund") portfolio income	$80.5 to $85.0	$70.3

Asset and property management fee income, net of TRS taxes	$14.5 to $15.0	$17.6

Transactional fee income, net of TRS taxes	$6.0 to $6.5	$6.3

Promote, RCP and other income, net of TRS taxes	$0.5 to $1.0	$(0.6)

General and administrative expense	$(25.5) to $(25.0)	$(26.4)

Total	$76.0 to $82.5	$67.2

Net Asset Valuation Information
(in thousands)

	CORE			FUND I			FUND II				FUND III				FUND IV
				Fund Level	AKR pro-rata share		Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
	Quarterly		Annualized (x4)		%	$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income - Continuing Operations	$17,564	[1]	$70.256	--			$2,012	$8,048	20%	$1,610	$5.525	$22,100	19.90%	$4.398	$3.225	$12,900	23.12%	$2,982
Less:
(Income)/ loss from pre-stabilized assets [3]							—	—		—	(346)	(1,384)		(275)	(1,765)	(7,060)		(1,632)
(Income)/ loss from development projects [4]							—	—		—	(125)	(500)		(100)	(29)	(116)		(27)
Net Operating Income of stabilized assets							2,012	8,048		1,610	5,054	20,216		4,023	1,431	5,724		1,323

Costs to Date
Pre-stabilized assets [3]								$—		$—		$96,975		$19,299		$178,700		$41,315
Development projects [4]								284,500		56,900		35,400		7,045		7,800		1,803

Total Costs to Date								$284,500		$56,900		$132.375		$26.343		$186.5		$43.119

NAV Discontinued operations, net of debt								—		—		$19,500		$3,881

Debt			$369,258	$—				$327,002		$60,404		$250,268		$41,111		$182,350		$35,409

Gross asset value [2]				2,500
Net Asset Value				$2,500	37.78%	$945

Notes:
[1] Does not include a full quarter of NOI for those assets purchased during the fourth quarter 2013. See "Transactions Activity" page in this supplemental for descriptions of those acquisitions.
2 AKR pro-rata share of Fund I is the promote of 20% plus its co-investment share of the remainder (22% x 80%) for a total of 37.78%.
[3] Consists of the following projects:
Fund III:
640 Broadway
654 Broadway
Marcus Ave
Nostrand
Lincoln Park Centre
Fund IV:
719 Lincoln Rd
1650 Meridian Avenue
838 Lincoln Road

2819 Kennedy Blvd
Paramus Plaza
1151 Third Avenue

[4] See "Redevelopment Activity" page in this supplemental

Selected Financial Ratios
(in thousands)

	Three months ended December 31,		Period ended December 31,			Three months ended December 31,	Three months ended September 30,	Three months ended December 31,

	2013	2012	2013	2012		2013	2013	2012
COVERAGE RATIOS [1]					LEVERAGE RATIOS

Fixed-Charge Coverage Ratios					Debt [4]	$518,258	$495,291	$445,582
					Total Market Capitalization	1,949,014	1,879,027	1,773,821
EBITDA[2] divided by:	$19,555	$17,941	$80,076	$62,057	Debt/Total Market Capitalization	27%	26%	25%
Interest expense	5,174	4,895	20,368	18,702
Principal Amortization	1,252	731	5,107	2,684	Debt [4,6]	$450,232	$405,029	$382,653
Preferred Dividends	6	5	22	18	Total Market Capitalization	1,880,988	1,788,765	1,710,892
Fixed-Charge Coverage Ratio - Core Portfolio	3.0x	3.2x	3.1x	2.9x	Net Debt/Total Market Capitalization	24%	23%	22%

EBITDA divided by:	$23,460	$21,826	$94,007	$75,399	Debt + Preferred Equity (Preferred O.P. Units)	$518,880	$495,910	$446,211
Interest expense	6,094	6,072	24,223	22,999	Total Market Capitalization	1,949,014	1,879,027	1,773,821
Principal Amortization	1,492	731	6,029	2,684	Debt+Preferred Equity/Total Market Capitalization	27%	26%	25%
Preferred Dividends	6	5	22	18
Fixed-Charge Coverage Ratio - Core Portfolio					Debt	$369,258	$356,846	$341,044
and Funds	3.1x	3.2x	3.1x	2.9x	EBITDA (Annualized)	77,732	83,312	71,764
					Debt/EBITDA - Core Portfolio	4.8x	4.3x	4.8x
Payout Ratios
					Debt [5]	$333,709	$301,153	$287,139
Dividends (Shares) & Distributions (OP Units) paid	$13,454	$8,757	$49,180	$30,025	EBITDA (Annualized)	77,732	83,312	71,764
FFO	15,104	14,669	67,161	48,845	Net Debt/EBITDA - Core Portfolio	4.3x	3.6x	4.0x
FFO Payout Ratio	89%	60%	73%	61%
					Debt	$518,258	$495,291	$445,582
Dividends (Shares) & Distributions (OP Units) paid	$13,454	$8,757	$49,180	$30,025	EBITDA (Annualized)	91,992	95,092	82,676
AFFO	10,382	12,855	51,928	39,159	Debt/EBITDA - Core Portfolio and Funds	5.6x	5.2x	5.4x
AFFO Payout Ratio	130%	68%	95%	77%
					Debt[6]	$450,232	$405,029	$382,653
Dividends (Shares) & Distributions (OP Units) paid	$13,454	$8,757	$49,180	$30,025	EBITDA (Annualized)	91,992	95,092	82,676
FAD	8,890	11,859	45,899	34,992	Net Debt/EBITDA - Core Portfolio and Funds	4.9x	4.3x	4.6x
FAD Payout Ratio	151%	74%	107%	86%
					NOI (Annualized)	$70,256	$67,648	$58,056
					Debt	369,258	356,846	341,044
Notes:					Debt Yield - Core Portfolio	19%	19%	17%
[1]Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.
[2]See page 9 for a calculation of EBITDA.
[3]Represents preferred distributions on Preferred Operating partnership Units.
[4]Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.
[5]Reflects debt net of the current Core Portfolio cash balance at end of period.
[6]Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

					NOI (Annualized)	$70,256	$67,648	$58,056
					Debt[5]	333,709	301,153	287,139
					Net Debt Yield - Core Portfolio	21%	22%	20%

					NOI (Annualized)	$79,248	$76,640	$65,844
					Debt	518,258	495,291	445,582
					Debt Yield - Core Portfolio and Funds	15%	15%	15%

					NOI (Annualized)	$79,248	$76,640	$65,844
					Debt[6]	450,232	405,029	382,653
					Net Debt Yield - Core Portfolio and Funds	18%	19%	17%

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	Fixed vs	Interest Share of	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Consolidated Debt [3]	Debt [4]	As Reported

Fixed-Rate Debt [1]	$380,623	5.4%	$74,433	4.6%	$455,056	5.2%	88%	$406,745	$(47,713)	$814,088
Variable-Rate Debt	(11,365)	N/A	74,567	2.2%	63,202	2.2%	12%	188,992	(28,153)	224,041

Total	$369,258	5.4%	$149,000	3.4%	$518,258	4.8%	100%	$595,737	$(75,866)	1,038,129
Unamortized premium										1,868
Total debt as reported										$1,039,997

Notes:
[1] Fixed-rate debt includes notional principal fixed through swap transactions.
[2] Represents the Company's pro-rata share of debt based on its percent ownership.
[3] Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
[4] Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Portfolio Debt - Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	December 31, 2013	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Clark Diversey	Acadia	$4,192	100.0%	$4,192	6.35%	7/1/2014	None
New Loudon Center	Acadia	13,369	100.0%	13,369	5.64%	9/6/2014	None
Crossroads Shopping Center	Crossroads JV	58,263	49.0%	28,549	5.37%	12/1/2014	None
Crescent Plaza	Acadia	16,747	100.0%	16,747	4.98%	9/6/2015	None
Pacesetter Park Shopping Center	Acadia	11,530	100.0%	11,530	5.12%	11/6/2015	None
Elmwood Park Shopping Center	Acadia	32,744	100.0%	32,744	5.53%	1/1/2016	None
Chicago Portfolio	Acadia	15,558	100.0%	15,558	5.61%	2/1/2016	None
The Gateway Shopping Center	Acadia	19,746	100.0%	19,746	5.44%	3/1/2016	None
330-340 River Street	Acadia	10,904	100.0%	10,904	5.35%	5/1/2016	1 x 60 mos.
Brandywine Town Center	Brandywine JV	166,200	22.2%	36,933	5.99%	7/1/2016	None
Walnut Hill Plaza	Acadia	22,910	100.0%	22,910	6.06%	10/1/2016	None
Rhode Island Place Shopping Center	Acadia	16,208	100.0%	16,208	6.35%	12/1/2016	None
Convertible Notes	Acadia	380	100.0%	380	3.75%	12/15/2016	None
239 Greenwich Avenue	Acadia	26,000	75.0%	19,500	5.42%	2/11/2017	None
639 West Diversey	Acadia	4,341	100.0%	4,341	6.65%	3/1/2017	None
Merrillville Plaza	Acadia	25,837	100.0%	25,837	5.88%	8/1/2017	None
Georgetown Portfolio	Acadia	18,189	50.0%	9,095	4.72%	12/10/2027	None
Interest rate swaps [1]	Acadia	92,249	99.8%	92,080	4.12%	Various

Sub-Total Fixed-Rate Debt		555,367		380,623	5.27%

Variable-Rate Debt

Unsecured Line of Credit [2]	Acadia	—	100.0%	—	Libor + 155	1/31/2016	1 x 12 mos.
664 N. Michigan [3]	Acadia	—	100.0%	—	Libor + 165	6/28/2018	1 x 60 mos.
Unsecured Term Loan	Acadia	50,000	100.0%	50,000	Libor + 140	11/25/2018	None
4401 N White Plains Road	Acadia	6,263	100.0%	6,263	Libor + 190	9/1/2022	None
28 Jericho Turnpike	Acadia	16,164	100.0%	16,164	Libor + 190	1/23/2023	None
60 Orange Street	Acadia	8,457	98.0%	8,288	Libor + 175	4/3/2023	None
Interest rate swaps [1]	Acadia	(92,249)	99.8%	(92,080)	Libor + 190

Sub-Total Variable-Rate Debt		(11,365)		(11,365)	Libor + 157

Total Core Portfolio Debt		$544,002		$369,258	5.38%

Portfolio Debt - Detail (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	December 31, 2013	Percent	Amount	Rate	Date	Options

Funds

Fixed-Rate Debt
Lincoln Road [7]	Fund III	$19,454	18.9%	3,679	6.14%	8/11/2014	None
CityPoint	Fund II	20,000	18.8%	3,766	7.25%	11/1/2014	None
Arundel Plaza [8]	Fund III	8,975	17.9%	1,608	5.60%	4/1/2015	None
216th Street [4]	Fund II	25,500	19.8%	5,054	5.80%	10/1/2017	None
CityPoint	Fund II	197,000	18.8%	37,092	4.75%	2019 [10]	None
CityPoint [9]	Fund II	5,262	18.8%	991	1.00%	8/23/2019	None
Interest rate swaps [1]	Funds II & III	116,014	19.2%	22,243	3.47%	Various

Sub-Total Fixed-Rate Debt		$392,205		$74,433	4.60%

Variable-Rate Debt

Liberty Avenue [4]	Fund II	$9,090	19.8%	$1,802	Libor + 325	4/30/2014	None
210 Bowery	Fund IV	4,600	23.1%	1,064	Libor + 195	6/1/2014	1 x 12 mos.
Parkway Crossing [8]	Fund III	13,342	17.9%	2,390	Libor + 220	1/1/2015	2 x 12 mos.
640 Broadway	Fund III	22,750	10%	2,264	Libor + 295	7/1/2015	1 x 12 mos.
Heritage Shops	Fund III	20,871	19.9%	4,153	Libor + 225	8/10/2015	2 x 12 mos.
CityPoint	Fund II	20,650	18.8%	3,888	Libor + 350	8/12/2015	None
CityPoint	Fund II	20,000	18.8%	3,766	Libor + 500	8/23/2015	1 x 12 mos.
Cortlandt Towne Center	Fund III	84,745	19.9%	16,864	Libor + 165	10/26/2015	None
New Hyde Park Shopping Center	Fund III	6,294	19.9%	1,253	Libor + 225	11/10/2015	2 x 12 mos.
Acadia Strategic Opportunity IV LLC [5]	Fund IV	68,750	23.1%	15,895	Libor + 165	11/20/2015	1 x 12 mos.
Nostrand Avenue	Fund III	12,567	19.9%	2,501	Libor + 265	2/1/2016	2 x 12 mos.
Promenade at Manassas	Fund IV	25,000	22.8%	5,696	Libor + 140	11/19/2016	1 x 12 mos.
Lincoln Park Centre	Fund III	23,000	19.9%	4,578	Libor + 145	12/3/2016	2 x 12 mos.
White City Shopping Center [6]	Fund III	38,270	16.7%	6,399	Libor + 260	12/23/2017	1 x 36 mos.
161st Street [4]	Fund II	29,500	19.8%	5,847	Libor + 250	4/1/2018	None
Lincoln Road	Fund IV	84,000	22.0%	18,450	Libor + 160	6/14/2018	None
Interest rate swaps [1]	Funds II & III	(116,014)	19.2%	(22,243)	Libor + 232

Sub-Total Variable-Rate Debt		$367,415		$74,567	Libor + 200

Total Funds Portfolio Debt		$759,620		$149,000	3.38%

Total Debt - Continuing Operations		$1,303,622		$518,258	4.80%

Portfolio Debt - Notes
(in thousands)

[1] The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements as follows:

	Notional	Pro-rata		Average		Maturity
	principal	Share	Spread	Swap rate	All-in Rate	Date
Core Portfolio
	$ 9,074	$9,074	1.6%	2.90%	4.47%	7/2/2018
	15,000	15,000	1.57%	1.38%	2.95%	11/25/2018
	6,263	6,263	1.57%	1.75%	3.32%	9/1/2022
	12,291	12,291	1.57%	3.77%	5.34%	12/1/2022
	16,164	16,164	1.57%	3.77%	5.34%	1/23/2023
	15,000	15,000	1.57%	2.23%	3.80%	3/31/2023
	10,000	10,000	1.57%	2.15%	3.73%	3/31/2023
	8,457	8,288	1.57%	1.77%	3.34%	4/1/2023
	92,249	92,080	1.57%	2.55%	4.12%

Funds

	34,654	6,931	2.25%	0.70%	2.95%	5/1/2015
	31,886	6,377	2.25%	0.70%	2.95%	5/1/2015
	20,871	4,153	2.25%	0.52%	2.77%	8/10/2015
	19,069	3,188	2.6%	2.90%	5.50%	12/26/2017
	9,534	1,594	2.6%	3.02%	5.62%	12/26/2017
	116,014	22,243	2.33%	1.15%	3.47%

Total Core Portfolio and Funds	$208,263	$114,323	1.72%	2.28%	4.00%

[2] This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000.
The interest rate will vary based on levels of leverage. As of December 31, 2013, the interest rate is LIBOR + 155 basis points.
[3] This is a $52.5 million loan of which no amounts were outstanding as of December 31, 2013. $45.0 million was funded subsequent to December 31, 2013.
[4] Fund II is a 99.1% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 99.1% x 20%, or 19.8%.
[5] Total current availability under this facility is $150,000. Fund IV also has the ability to increase the size of this facility to a total of $254,205.
[6] Fund III is an 84.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 84.0% x 19.9%, or 16.7%.
[7] Fund III is a 95.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 95.0% x 19.9%, or 18.9%.
[8] Fund III is a 90.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 90.0% x 19.9%, or 17.9%.
[9] This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan at the end of the term.
[10] The maturity date of this loan is five years after the final advancing of funds which is currently anticipated to occur by the end of 2014.

Future Debt Maturities[1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2014	$5,333	$74,404	$79,737	$4,592	$45,278	$49,870	5.47%	5.47%	n/a
2015	4,002	27,344	31,346	3,838	27,344	31,182	5.04%	5.04%	n/a
2016	2,386	279,959	282,345	2,216	150,692	152,908	5.88%	5.88%	n/a
2017	1,460	54,549	56,009	1,281	48,049	49,330	5.72%	5.72%	n/a
2018	1,247	50,000	51,247	1,059	50,000	51,059	1.57%	n/a	1.57%
Thereafter	7,944	35,374	43,318	5,947	28,962	34,909	2.99%	4.72%	2.03%
Total	$22,372	$521,630	$544,002	$18,933	$350,325	$369,258

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2014	$3,825	$52,687	$56,512	$696	$10,224	$10,920	5.74%	6.71%	2.98%
2015	2,800	262,402	265,202	495	51,377	51,872	2.54%	5.60%	2.44%
2016	707	59,397	60,104	121	12,543	12,664	2.02%	n/a	2.02%
2017	577	61,463	62,040	97	11,067	11,164	4.02%	5.80%	2.77%
2018	—	113,500	113,500	—	24,297	24,297	2.00%	n/a	2.00%
Thereafter	—	202,262	202,262	—	38,083	38,083	4.65%	4.65%	n/a
Total	$7,909	$751,711	$759,620	$1,409	$147,591	$149,000

Note:
1 Does not include any applicable extension options

Core Portfolio Retail Properties - Detail
										Leased				Annualized
		Year	Acadia's	Gross Leaseable Area			In Place Occupancy			Occupancy	Annualized Base Rent PSF			Base Rent
Property	Key Tenants	Acquired	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Total

STREET RETAIL
Chicago Metro

664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	—	18,141	18,141	—	100.0%	100.0%	100.0%	$—	$232.06	$232.06	$4,209,889
Rush and Walton Streets Collection - 5 properties	Lululemon, Brioni, BHLDN	2011/12	100.0%	—	34,694	34,694	—	100.0%	100.0%	100.0%	—	121.77	121.77	4,224,798
613-623 West Diversey Parkway	Vitamin Shoppe	2006	100.0%	—	19,265	19,265	—	100.0%	100.0%	100.0%	—	45.52	45.52	876,977
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	16,500	29,759	46,259	100.0%	100.0%	100.0%	100.0%	54.55	33.50	41.01	1,896,925
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira, Hanig Shoes	2011/12	100.0%	—	24,420	24,420	—	100.0%	100.0%	100.0%	—	45.95	45.95	1,122,103
Halstead and Armitage Collection - 9 properties	Intermix, BCBG, Club Monaco	2011/12	100.0%	—	44,658	44,658	—	90.0%	90.0%	95.1%	—	43.55	43.55	1,750,306
North Lincoln Park Chicago Collection - 5 properties	Aldo, Carhartt, Chase Bank	2011/12	100.0%	—	35,255	35,255	—	94.9%	94.9%	94.9%	—	32.22	32.22	1,077,976
				16,500	206,192	222,692	100.0%	97.0%	97.2%	98.2%	54.55	71.32	70.04	15,158,974
New York Metro
83 Spring Street	Paper Source	2012	100.0%	—	3,000	3,000	—	100.0%	100.0%	100.0%	—	207.96	207.96	623,884
Mercer Street	3 X 1 Denim	2011	100.0%	—	3,375	3,375	—	100.0%	100.0%	100.0%	—	116.93	116.93	394,655
East 17th Street		2008	100.0%	10,382	—	10,382	100.0%	—	100.0%	100.0%	60.20	—	60.20	625,000
West 54th Street	Stage Coach Tavern	2007	100.0%	—	5,773	5,773	—	92.4%	92.4%	100.0%	—	411.60	411.60	2,195,570
181 Main Street	TD Bank	2012	100.0%	—	11,350	11,350	—	100.0%	100.0%	100.0%	—	74.48	74.48	845,300
4401 White Plains Road	Walgreens	2011	100.0%	12,964	—	12,964	100.0%	—	100.0%	100.0%	48.21	—	48.21	625,000
Bartow Avenue	Sleepy's	2005	100.0%	—	14,676	14,676	—	100.0%	100.0%	100.0%	—	31.33	31.33	459,779
239 Greenwich Avenue	Restoration Hardware	1998	75.0%	—	16,834	16,834	—	100.0%	100.0%	100.0%	—	92.35	92.35	1,554,663
Third Avenue	Planet Fitness	2006	100.0%	21,650	18,670	40,320	100.0%	100.0%	100.0%	100.0%	21.65	21.79	21.71	875,456
868 Broadway	Dr Martens	2013	100.0%	—	2,031	2,031	—	100.0%	100.0%	100.0%	—	326.05	326.05	662,202
313-315 Bowery[1]	John Varvatos, Patagonia	2013	100.0%	—	6,600	6,600	—	100.0%	100.0%	100.0%	—	66.00	66.00	435,600
120 West Broadway	HSBC Bank, Citibank	2013	100.0%	—	13,938	13,938	—	100.0%	100.0%	100.0%	—	128.59	128.59	1,792,284
				44,996	96,247	141,243	100.0%	99.5%	99.7%	100.0%	38.20	97.81	78.76	11,089,393
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	—	22,907	22,907	—	100.0%	100.0%	100.0%	—	55.58	55.58	1,273,085
Rhode Island Place Shopping Center	TJ Maxx	2012	100.0%	24,996	32,533	57,529	100.0%	100.0%	100.0%	100.0%	12.50	40.80	28.50	1,639,679
M Street and Wisonsin Corridor - 7 Properties	Lacoste, Juicy Couture, Coach	2011	50.0%	—	32,324	32,324	—	93.4%	93.4%	93.4%	—	78.11	78.11	2,359,131
				24,996	87,764	112,760	100.0%	98.3%	98.7%	98.7%	12.50	57.50	47.39	5,271,895
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	54,226	—	54,226	100.0%	—%	100.0%	100.0%	20.85	—	20.85	1,130,470
				54,226	—	54,226	100.0%	—%	100.0%	100.0%	20.85	—	20.85	1,130,470

Total Street Retail				140,718	390,203	530,921	100.0%	97.9%	98.5%	99.0%	$28.86	$74.84	$62.47	$32,650,732

Acadia Share Total Street Retail				140,718	373,333	514,051	100.0%	98.0%	98.5%	99.1%	$28.86	$74.72	$61.98	$31,399,938

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

[1] The annualized base rent is reflective of the annual base rent paid to Acadia by the master lessee and does not reflect the rent paid by the retail tenants at the property.

Core Portfolio Retail Properties - Detail (continued)
										Leased				Annualized
		Year	Acadia's	Gross Leaseable Area			Occupancy			Occupancy	Annualized Base Rent PSF			Base Rent
Property	Anchors	Acquired	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Total
SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	1998	100.0%	62,610	86,460	149,070	100.0%	100.0%	100.0%	100.0%	$25.26	$25.03	$25.13	$3,745,668
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	46,724	57,832	104,556	100.0%	90.5%	94.8%	94.8%	13.32	15.23	14.33	1,419,610
60 Orange Street	Home Depot	2012	98.0%	101,715	—	101,715	100.0%	—	100.0%	100.0%	6.83	—	6.83	695,000

New York
Village Commons Shopping Center	—	1998	100.0%	—	87,330	87,330	—	100.0%	100.0%	100.0%	—	30.96	30.96	2,703,356
Branch Plaza	LA Fitness, CVS	1998	100.0%	74,050	52,223	126,273	75.7%	79.6%	77.3%	77.3%	21.35	30.49	25.24	2,464,667
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	37,266	26,024	63,290	100.0%	100.0%	100.0%	100.0%	20.00	46.03	30.70	1,943,124
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	52,052	45,552	97,604	100.0%	74.6%	88.2%	88.2%	8.48	18.23	12.33	1,060,895
LA Fitness	LA Fitness	2007	100.0%	55,000	—	55,000	100.0%	—	100.0%	100.0%	25.3	—	25.3	1,391,500
Crossroads Shopping Center	Kmart, Home Goods, Modell's	1998	49.0%	202,727	107,972	310,699	80.4%	80.4%	80.4%	95.5%	9.93	43.28	21.52	5,377,475
New Loudon Center	Marshalls, Price Chopper	1993	100.0%	251,058	4,615	255,673	100.0%	100.0%	100.0%	100.0%	7.28	28.26	7.66	1,959,124
28 Jericho Turnpike	Kohl's	2012	100.0%	96,363	—	96,363	100.0%	—	100.0%	100.0%	17.12	—	17.12	1,650,000

Connecticut
Town Line Plaza[1]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	163,159	43,187	206,346	100.0%	88.9%	97.7%	97.7%	14.72	17.66	15.80	1,647,277

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	120,004	10,017	130,021	100.0%	100.0%	100.0%	100.0%	6.66	22.84	7.91	1,027,936
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	156,985	61,152	218,137	100.0%	85.7%	96.0%	96.0%	7.51	11.91	8.61	1,803,083

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	73,184	28,471	101,655	100.0%	100.0%	100.0%	100.0%	19.00	21.82	19.79	2,011,840

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	51,692	47,445	99,137	100.0%	88.3%	94.4%	94.4%	4.64	20.58	11.78	1,102,208

Indiana
Merrillville Plaza	Art Van Furniture, TJ Maxx	1998	100.0%	123,369	112,819	236,188	78.8%	82.9%	80.8%	98.7%	10.78	18.33	14.48	2,762,677

Michigan
Bloomfield Towne Square	Best Buy, Home Goods,	1998	100.0%	153,839	82,837	236,676	100.0%	94.0%	97.9%	100.0%	10.94	22.03	14.67	3,398,233
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station	Babies 'R' Us, Office Depot	1999	100.0%	58,185	67,944	126,129	100.0%	68.7%	83.1%	83.1%	9.49	16.24	12.50	1,310,383

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	2003	22.2%	827,496	48,608	876,104	92.1%	91.4%	92.0%	92.0%	15.73	20.44	15.99	12,889,222
	Target, Dick's Sporting Goods
Market Square Shopping Center	TJ Maxx, Trader Joe's	2003	22.2%	42,850	59,197	102,047	100.0%	100.0%	100.0%	100.0%	17.05	32.33	25.91	2,644,439

Naamans Road	—	2006	22.2%	—	19,984	19,984	—	100%	100%	100%	—	43.41	43.41	867,517

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	104,956	1,900	106,856	100.0%	100.0%	100.0%	100.0%	1.95	18.95	2.25	240,664
Plaza 422	Home Depot, Dunham Sports	1993	100.0%	139,968	16,311	156,279	100.0%	100.0%	100.0%	100.0%	4.83	9.80	5.35	835,956
Route 6 Plaza	Kmart	1994	100.0%	146,568.0	29,021	175,589	100.0%	77.7%	96.3%	99.1%	6.04	13.94	7.09	1,199,706
Chestnut Hill	—	2006	100.0%	—	37,646	37,646	—	100.0%	100.0%	100.0%	—	18.50	18.50	696,461
Abington Towne Center[2]	Target, TJ Maxx	1998	100.0%	184,616	31,662	216,278	100.0%	100.0%	100.0%	100.0%	10.50	27.59	19.72	1,157,028

Total Suburban Properties				3,326,436	1,166,209	4,492,645	95.5%	89.4%	93.9%	96.1%	$11.77	$24.58	$15.14	$60,005,049

Acadia Share Total Suburban Properties				2,544,056	1,011,749	3,555,805	96.9%	89.1%	94.7%	96.8%	$10.70	$23.09	$14.29	$44,491,801

Acadia Share Total Core Properties				2,684,774	1,385,081	4,069,855	97.1%	91.5%	95.2%	97.1%	$11.79	$38.00	$20.97	$75,891,738

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

[1] Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot
[2] Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR)
		Pro-Rata
	Number of stores	Combined		Percentage of Total
	in Core			Percentage of
Tenant	portfolio	GLA	Base Rent	Portfolio GLA	Base Rent

LA Fitness	2	100,000	$ 2,336,500	2.3%	3.3%

Ann Taylor Loft	2	14,174	2,103,946	0.3%	3.0%

Stop and Shop (Ahold)	3	155,177	1,948,635	3.6%	2.7%

Supervalu (Shaw's)	2	123,409	1,907,456	2.8%	2.7%

Home Depot	3	312,718	1,827,600	7.2%	2.6%

TJX Companies	8	209,198	1,616,339	4.8%	2.3%
-- TJ Maxx	5	120,123	854,724	2.7%	1.2%
-- Marshalls	1	37,212	158,151	0.9%	0.2%
-- Home Goods	2	51,863	603,464	1.2%	0.9%

Walgreens	3	37,499	1,412,716	0.9%	2.0%

Citibank	5	17,283	1,239,117	0.4%	1.7%

Kmart	3	273,969	1,170,078	6.3%	1.7%

TD Bank	2	15,560	1,028,996	0.4%	1.5%

JP Morgan Chase Bank	6	30,344	1,028,751	0.7%	1.5%
Trader Joe's	2	19,094	967,216	0.4%	1.4%
Urban Outfitters	2	19,902	879,450	0.5%	1.2%
Dicks Sporting Goods	2	59,805	860,471	1.4%	1.2%
Gap (Banana Republic and Old Navy)	3	13,835	842,168	0.3%	1.2%
HSBC Bank	2	5,686	827,079	0.1%	1.2%
Sleepy's	4	26,859	787,677	0.6%	1.1%
Rite Aid	2	26,633	764,030	0.6%	1.1%
Dollar Tree	7	26,633	722,059	0.6%	1.0%
Pier 1 Imports	3	24,666	702,911	0.6%	1.0%

TOTAL	66	1,512,444	$ 24,973,195	34.8%	35.4%

Notes:
General Note - Does not include tenants that operate at only at one of Acadia's properties.
[1] Includes the Company's pro-rata share of unconsolidated joint ventures.

Core Portfolio Lease Expirations

	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M1			—	$—	—	4	16,291	1.1%	$13.82	0.4%	4	16,291	0.4%	$13.82	0.2%
2014	9	319,165	10.4%	10.54	8.7%	62	222,069	15.6%	30.88	12.7%	71	541,234	12.1%	18.89	11.0%
2015	5	252,812	8.3%	13.45	8.8%	35	125,937	8.8%	25.45	5.9%	40	378,749	8.4%	17.44	7.1%
2016	7	272,962	8.9%	10.58	7.5%	54	244,417	17.2%	25.00	11.3%	61	517,379	11.5%	17.39	9.7%
2017	6	311,806	10.2%	11.80	9.6%	45	179,885	12.6%	39.14	13.0%	51	491,691	11.0%	21.80	11.6%
2018	7	416,882	13.6%	12.94	14.0%	59	179,464	12.6%	35.10	11.6%	66	596,346	13.3%	19.61	12.6%
2019	5	122,539	4.0%	7.80	2.5%	16	42,086	3.0%	58.61	4.6%	21	164,625	3.7%	20.79	3.7%
2020	6	329,713	10.8%	12.12	10.4%	20	69,902	4.9%	36.81	4.7%	26	399,615	8.9%	16.44	7.1%
2021	7	283,831	9.3%	12.95	9.6%	18	85,620	6.0%	36.64	5.8%	25	369,451	8.2%	18.44	7.4%
2022	2	69,837	2.3%	26.15	4.7%	24	96,325	6.8%	48.61	8.6%	26	166,162	3.7%	39.17	7.0%
2023	3	132,322	4.3%	11.63	4.0%	17	79,958	5.6%	45.39	6.7%	20	212,280	4.7%	24.34	5.6%
Thereafter	13	550,807	18.0%	14.05	20.1%	17	82,163	5.8%	97.04	14.7%	30	632,970	14.1%	24.83	17.0%
Total	70	3,062,676	100.0%	$12.56	100.0%	371	1,424,117	100.0%	$38.06	100.0%	441	4,486,793	100.0%	$20.65	100.0%

		254,916	Anchor GLA Owned by Tenants									254,916	Anchor GLA Owned by Tenants
		386,600	Total Vacant				207,767	Total Vacant				594,367	Total Vacant
		3,704,192	Total Square Feet				1,631,884	Total Square Feet				5,336,076	Total Square Feet

Notes:
[1] Leases currently under month to month or in process of renewal

Core Portfolio - New and Renewal Rent Spreads [1]

	Year ended		3 months ended		3 months ended		3 months ended		3 months ended
	December 31, 2013		December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013
	GAAP[3]	GAAP[2]	GAAP[3]	GAAP[2]	GAAP[3]	GAAP[2]	GAAP[3]	GAAP[2]	GAAP[3]	GAAP[2]
New leases
Number of new leases executed	18	18	2	2	6	6	7	7	3	3
GLA	118,323	118,323	6,034	6,034	61,813	61,813	38,800	38,800	11,676	11,676
New base rent	$28.1	$24.82	$14.00	$13.87	$15.08	$14.61	$26.60	$25.41	$109.29	$82.58
Previous base rent (and percentage rent)	$21.41	$21.91	$13.02	$13.21	$13.14	$13.45	$20.58	$21.56	$72.24	$72.31
Average cost per square foot	$47.70	$47.70	$49.74	$49.74	$48.27	$48.27	$48.78	$48.78	$40.05	$40.05
Weighted Average Lease Term (years)	8.8	8.8	8.8	8.8	9.1	9.1	7.4	7.4	11.9	11.9
Percentage growth in base rent	31.2%	13.3%	7.5%	5.0%	14.8%	8.6%	29.3%	17.9%	51.3%	14.2%

Renewal leases
Number of renewal leases executed	56	56	10	10	20	20	13	13	13	13
GLA	221,477	221,477	29,226	29,226	92,720	92,720	24,038	24,038	75,493	75,493
New base rent	$21.58	$21.01	$27.65	$27.03	$22.27	$21.38	$23.67	$23.30	$17.71	$17.50
Expiring base rent (and percentage rent)	$19.50	$20.38	$25.09	$25.91	$19.53	$20.78	$20.75	$21.93	$16.90	$17.26
Average cost per square foot	$3.72	$3.72	$—	$—	$8.24	$8.24	$—	$—	$0.79	$0.79
Weighted Average Lease Term (years)	5.1	5.1	4.1	4.10	6.6	6.6	4.0	4	4.2	4.2
Percentage growth in base rent	10.7%	3.1%	10.2%	4.3%	14.0%	2.9%	14.1%	6.2%	4.8%	1.4%

Total new and renewal Leases
Number of new and renewal leases executed	74	74	12	12	26	26	20	20	16	16
GLA commencing	339,800	339,800	35,260	35,260	154,533	154,533	62,838	62,838	87,169	87,169
New base rent	$23.85	$22.34	$25.31	$24.78	$19.39	$18.67	$25.48	$24.60	$29.98	$26.22
Expiring base rent (and percentage rent)	$20.17	$20.91	$23.02	$23.74	$16.97	$17.85	$20.65	$21.70	$24.31	$24.63
Average cost per square foot	$19.03	$19.03	$8.51	$8.51	$24.25	$24.25	$30.12	$30.12	$6.05	$6.05
Weighted Average Lease Term (years)	6.4	6.4	4.9	4.9	7.6	7.6	6.1	6.1	5.2	5.2
Percentage growth in base rent	18.3%	6.8%	9.9%	4.4%	14.3%	4.6%	23.4%	13.4%	23.3%	6.4%

Notes:
[1] Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
[2] Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
[3] Rents are calculated on a straight-line basis.

Core Portfolio Capital Expenditures
Current Quarter

	Year-to-Date	Current Quarter		Previous Quarter		Previous Quarter		Previous Quarter
	Period ended	3 months ended		3 months ended		3 months ended		3 months ended	Prior Year ended	Prior Year ended
	December 31, 2013	December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013	December 31, 2012	December 31, 2011

Leasing Commissions	$1,676	$400		$208		$421		$647	$ 1,916	$ 1,265
Tenant Improvements	4,057	1,047		1,198		620		1,192	4,274	4,161
Capital Expenditures	2,592	1,567		424		555		46	1,523	471
Total Capital Expenditures	$8,325	$3,014		$1,830		$1,596		$1,885	$ 7,713	$ 5,897

Other redevelopment and re-anchoring related activities	5,953	4,358	[1]	758	[1]	836	[1]			3,240	[2]

Notes:
[1] Consists of $2,278 of costs associated with the re-anchoring of Crossroads, $1,948 of costs associated with the re-tenanting of Merrillville Plaza,
$890 of costs associated with the re-anchoring of Branch Plaza and $836k of costs associated with the installation of a new tenant at a Chicago Street Retail asset.
[2] Represents $1,662 of costs associated with the redevelopment of 2914 Third Avenue and $1,578 for Bloomfield Town Square re-anchoring.

Property Demographics - Core
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income
Core - Street Retail

664 N. Michigan Avenue	Chicago	IL	$4,209,889	18,141	295,897	163,646	$74,143	$115,275
Rush and Walton Streets Collection - 5 properties	Chicago	IL	4,224,798	34,694	318,704	177,639	75,198	116,139
613-623 West Diversey Parkway	Chicago	IL	876,977	19,265	404,680	217,820	70,480	105,904
651-671 West Diversey	Chicago	IL	1,896,925	46,259	413,506	220,785	70,198	105,234
Clark Street and W. Diversey Collection - 3 properties	Chicago	IL	1,122,103	24,420	406,523	217,890	70,388	105,694
Halsted and Armitage Collection - 9 properties	Chicago	IL	1,750,306	44,658	443,549	238,098	72,697	108,583
North Lincoln Park Chicago Collection - 5 properties	Chicago	IL	1,077,976	35,255	505,975	249,558	66,755	96,496

83 Spring Street	Manhattan	NY	623,884	3,000	981,658	479,147	85,920	121,994
Mercer Street	Manhattan	NY	394,655	3,375	942,758	457,309	85,389	121,063
East 17th Street	Manhattan	NY	625,000	10,382	1,079,577	547,698	91,428	133,947
West 54th Street	Manhattan	NY	2,195,570	5,773	1,249,501	636,418	91,179	137,662
181 Main Street	Westport	CT	845,300	11,350	46,401	17,290	132,350	187,954
4401 White Plains Road	Bronx	NY	625,000	12,964	571,325	214,126	52,977	65,542
Bartow Avenue	Bronx	NY	459,779	14,676	578,872	215,091	47,890	58,583
239 Greenwich Avenue	Greenwich	CT	1,554,663	16,834	67,092	24,790	112,373	169,820
Third Avenue	Bronx	NY	875,456	40,320	1,239,993	443,231	35,628	49,095
868 Broadway	Manhattan	NY	662,202	2,031	1,077,976	547,276	91,410	134,095
313-315 Bowery	Manhattan	NY	435,600	6,600	1,032,158	506,284	85,730	122,785
120 West Broadway	Manhattan	NY	1,792,284	13,938	878,321	422,645	85,293	121,409

1739-53 & 1801-03 Connecticut Avenue	Washington	DC	1,273,085	22,907	338,815	164,797	81,801	108,533
Rhode Island Place Shopping Center	Washington	DC	1,639,679	57,529	348,349	157,678	66,984	86,314
M Street and Wisconsin Corridor - 7 properties	Georgetown	DC	2,359,131	32,324	321,861	160,430	87,539	114,211

330-340 River Street	Cambridge	MA	1,130,470	54,226	492,750	214,634	65,037	91,540

Total Core Street Retail
Average - Total			$694,696	11,296	461,625	228,588	$65,722	$95,925
Weighted Average - Based on base rent					488,512	244,446	$77,386	$113,577

Property Demographics - Core (continued)
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	Core - Suburban Properties

	Elmwood Park Shopping Center	Elmwood Park	NJ	3,745,668	149,070	252,982	84,585	60,290	69,299
	Marketplace of Absecon	Absecon	NJ	1,419,610	104,556	32,668	11,471	61,717	73,395
	60 Orange Street	Bloomfield	NJ	695,000	101,715	338,909	125,166	56,211	67,492
	Village Commons Shopping Center	Smithtown	NY	2,703,356	87,330	67,473	22,922	109,170	123,046
	Branch Plaza	Smithtown	NY	2,464,667	126,273	67,554	22,991	108,660	122,359
	Amboy Center	Staten Island	NY	1,943,124	63,290	151,900	55,451	87,868	98,504
	Pacesetter Park Shopping Center	Pomona	NY	1,060,895	97,604	36,144	11,216	112,281	126,247
	LA Fitness	Staten Island	NY	1,391,500	55,000	128,131	45,167	79,348	89,832
	Crossroads Shopping Center	White Plains	NY	5,377,475	310,699	109,134	42,516	96,092	118,263
	New Loudon Center	Latham	NY	1,959,124	255,673	42,827	17,479	67,391	81,548
	28 Jericho Turnpike	Westbury	NY	1,650,000	96,363	95,953	29,144	108,872	129,163
	Town Line Plaza	Rocky Hill	CT	1,647,277	206,346	46,399	19,437	72,685	86,521
	Methuen Shopping Center	Methuen	MA	1,027,936	130,021	99,701	34,864	50,705	60,706
	Crescent Plaza	Brockton	MA	1,803,083	218,137	98,838	34,781	57,332	64,961
	The Gateway Shopping Center	So. Burlington	VT	2,011,840	101,655	48,384	19,261	51,446	63,537
	Hobson West Plaza	Naperville	IL	1,102,208	99,137	94,989	34,059	103,910	126,405
	Merrillville Plaza	Hobart	IN	2,762,677	236,188	26,123	10,805	47,909	58,578
	Bloomfield Towne Square	Bloomfield Hills	MI	3,398,233	236,676	56,773	22,617	62,547	94,909
	Mad River Station	Dayton	OH	1,310,383	126,129	65,307	28,938	56,592	69,153
	Mark Plaza	Edwardsville	PA	240,664	106,856	86,196	36,839	37,495	45,983
	Plaza 422	Lebanon	PA	835,956	156,279	45,792	18,157	44,301	52,611
	Route 6 Plaza	Honesdale	PA	1,199,706	175,589	6,832	2,962	37,786	44,999
	Chestnut Hill	Philadelphia	PA	696,461	37,646	147,436	62,292	58,777	77,506
	Abington Towne Center	Abington	PA	1,157,028	216,278	89,439	35,119	78,159	95,124

Total Core Suburban Properties
Average - Total				$1,816,828	145,605	93,162	$34,510	$71,148	$85,006
Weighted Average - Based on base rent						94,086	$34,293	$75,204	$90,389

	Brandywine/Mkt Sq./Naamans Rd [1]	Wilmington	DE	$16,401,178	998,135	507,575	193,705	$72,923	$88,573

Notes:
[1] Based on 10 mile radius demographics given the unique trade market for this asset. This has been excluded from the average calculations of 3-mile radius due to its unique trade market.

Property Demographics - Funds
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income

Fund II
216th Street	Manhattan	NY	2,574,000	60,000	963,175	337,894	37,629	48,228
161st Street	Bronx	NY	6,001,724	232,252	1,274,128	450,383	33,329	45,066
Liberty Avenue	Queens	NY	935,207	26,125	639,405	213,464	55,561	67,368

Fund II
Average - Total			$4,287,862	146,126	958,903	333,914	$42,173	$53,554
Weighted Average - Based on base rent					1,180,796	416,619	$34,620	$46,015

Fund III
Cortlandt Towne Center	Mohegan Lake	NY	$9,647,962	639,834	49,966	17,759	$84,926	$97,340
640 Broadway	Manhattan	NY	626,366	4,145	1,006,693	496,773	86,613	124,108
654 Broadway	Manhattan	NY	550,000	2,896	1,007,518	497,906	86,836	124,507
New Hyde Park Shopping Center	New Hyde Park	NY	1,146,158	32,661	199,698	70,745	102,010	122,658
White City	Shrewsbury	MA	3,616,053	180,379	99,189	39,649	51,215	62,391
Parkway Crossing	Parkville	MD	1,973,625	260,241	185,935	74,271	59,022	68,972
Lincoln Road	Miami Beach	FL	2,744,047	59,677	58,869	33,379	52,126	85,417
Heritage Shops	Chicago	IL	3,146,145	81,730	288,116	154,272	71,414	110,831
Lincoln Park Centre	Chicago	IL	1,747,789	62,745	431,527	230,716	73,011	109,736
Nostrand Avenue	Brooklyn	NY	1,479,477	40,315	544,351	203,713	51,528	65,388
Arundel Plaza	Glen Burnie	MD	1,444,656	265,116	77,759	29,166	59,786	64,793

Fund III
Average - Total			$2,556,571	148,158	359,056	168,032	$70,772	$94,195
Weighted Average - Based on base rent					186,927	84,332	$79,667	$101,390

Fund IV
1701 Belmont Avenue	Catonsville	MD	$936,166	58,674	110,450	43,613	$60,575	$68,732
Lincoln Road	Miami Beach	FL	5,835,738	54,864	58,869	33,379	52,126	85,417
2819 Kennedy Boulevard	North Bergen	NJ	505,000	41,477	526,721	241,698	78,834	110,806
Promenade at Manassas	Manassas	VA	3,321,395	265,442	57,996	18,940	74,390	84,467
Paramus Plaza	Paramus	NJ	1,711,573	152,060	106,906	37,209	119,131	132,518
1151 Third Avenue	Manhattan	NY	622,263	12,043	1,270,132	636,996	87,522	131,326
Lake Montclair	Prince William County	VA	1,909,698	105,850	55,900	18,373	93,338	103,028
938 W. North Avenue	Chicago	IL	928,510	35,400	453,690	239,813	72,447	108,382

Fund IV
Average - Total			$1,971,293	90,726	330,083	158,753	$79,795	$103,085
Weighted Average - Based on base rent					133,894	62,243	$95,916	$133,271

Total - Core and Funds
Average - Total			$1,848,296	117,246	275,711	123,704	$67,821	$87,249
Weighted Average - Based on base rent					156,918	61,330	$70,783	$88,386

Overview of Acadia Strategic Opportunity Funds

As of December 31, 2013	FUND I	FUND II	FUND III	FUND IV

Date formed	September 2001	June 2004	May 2007	May 2012

Capital committed	$86.6 million	$300.0 million	$475.0 million	$540.6 million

Capital funded	Fully funded	Fully funded [2]	$357.5 million	$95.9 million
As a percentage of commitments	100%	100%	75.3%	17.7%
All unfunded capital is anticipated to be used to complete existing projects

Distributions	$191.5 million	$131.6 million	$203.5 million	$—
As a percentage of funded capital	221.1%	43.9%	56.9%	0.0%

All original capital and accumulated preferred return has been paid. Acadia is entitled to a Promote on all future distributions.

Fund structure

Equity contribution and	22.2% - Acadia	20.0% - Acadia	19.9% - Acadia	23.1% - Acadia
Cash flow distribution:	77.8% - Four institutional investors	80.0% - Six institutional investors	80.1% - 14 institutional investors	76.9% - 17 institutional investors

Distributions:	20% to Acadia once all partners (including Acadia) have received cumulative preferred return and return of equity

Remaining 80% is distributed pro-rata to all the partners (including Acadia)

Preferred return rate:	9%	8%	6%	6%
Fees/Priority Distributions to Acadia
Asset management fee/Priority distribution equal to 1.5% of implied capital [1]

Property management fee/Priority distribution equal to 4% of gross property revenues

Market rate leasing fees

Market rate construction/project management fees

Development fee equal to 3% of total project cost
Notes:
[1] Committed capital as reduced by capital attributed to sold investments.
[2] During the fourth quarter of 2013, a distribution of $47.1 million was made to the Fund II investors. Until December 2016, this amount is subject to re-contribution to Fund II by the investors, if needed to fund the on-going redevelopment of existing projects.

Fund Retail Properties - Detail
										Leased
		Year	Ownership	Gross Leasable Area			In Place Occupancy			Occupancy	Annualized Base Rent PSF
	Anchors	Acquired	%	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total
Fund I Portfolio Detail

VARIOUS

Total - Fund I	Kroger/Safeway Portfolio (3 Properties)	2003	75.0%	97,500	—	97,500	69.2%	—	69.2%	69.2%	$4.48	—	$4.48

Fund II Portfolio Detail

NEW YORK

New York
Liberty Avenue	CVS	2005	99.1%	10,880	15,245	26,125	100.0%	100.0%	100.0%	100.0%	$39.75	$37.23	$35.80
216th Street	NYC Human Resources Administration	2005	99.1%	60,000	—	60,000	100.0%	—	100.0%	100.0%	42.90	—	42.9
161st Street [1]	Various New York City & State agencies	2005	99.1%	107,026	125,226	232,252	100.0%	87.6%	93.3%	93.3%	26.50	28.85	27.69

Total - Fund II				177,906	140,471	318,377	100.0%	89.0%	95.1%	95.1%	$32.84	$29.35	$31.40

Fund III Portfolio Detail

NEW YORK

New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	2009	100.0%	472,901	166,933	639,834	95.6%	83.5%	92.5%	92.7%	$13.94	$23.98	$16.31
654 Broadway	Penguin	2011	100.0%	—	2,896	2,896	—	100%	100%	100.0%	—	189.92	189.92
640 Broadway	Swatch	2012	50.0%	—	4,145	4,145	—	61.8%	61.8%	91.8%	—	244.52	244.52
New Hyde Park Shopping Center	PetSmart	2011	100.0%	13,507	19,154	32,661	100.0%	71.9%	83.5%	88.5%	35.00	48.93	42.03
Nostrand Avenue	—	2013	100.0%	—	40,315	40,315	—	82.0%	82.0%	82.0%	—	44.76	44.76

NEW ENGLAND

Massachusetts
White City Shopping Center	Shaw's (Supervalu)	2010	84.0%	131,839	125,936	257,775	85.6%	94.4%	89.9%	92.0%	15.54	32.44	24.21

MID-ATLANTIC

Maryland
Parkway Crossing	Home Depot, Shop Rite, Big Lots	2011	94.3%	192,836	67,405	260,241	100.0%	76.9%	94.0%	94.0%	3.65	24.49	8.07
Arundel Plaza	Giant Food, Lowe's	2012	94.3%	231,920	33,196	265,116	100.0%	78.3%	97.3%	97.3%	3.90	20.75	5.60

SOUTHEAST

Florida
Lincoln Road	Starbucks, Sushi Samba	2011	95.0%	—	59,677	59,677	—	36.2%	36.2%	36.2%	—	127.17	127.17

MIDWEST
Illinois
Heritage Shops	LA Fitness, Ann Taylor Loft	2011	100.0%	49,878	31,852	81,730	100.0%	89.7%	96.0%	96.0%	21.61	72.37	40.10
Lincoln Park Centre	—	2012	100.0%	—	62,745	62,745	—	59.8%	59.8%	86.2%	—	46.61	46.61

Total - Fund III				1,092,881	614,254	1,707,135	96.4%	77.5%	89.6%	91.1%	$10.65	$39.70	$19.69

Fund IV Portfolio Detail

NEW YORK
New York

1151 Third Avenue	Lucky Brand	2013	98.6%	—	12,043	12,043	—	59.0%	59.0%	59.0%	$—	$87.61	$87.61

New Jersey
2819 Kennedy Boulevard	—	2013	98.6%	39,941	1,536	41,477	100.0%	100.0%	100.0%	100.0%	10.14	65.1	12.18
Paramus Plaza	Babies R Us, Ashley Furninture	2013	50.0%	76,222	75,838	152,060	100.0%	30.3%	65.2%	65.2%	19.89	8.51	17.25

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot, HH Gregg	2013	98.6%	194,038	71,404	265,442	100.0%	93.0%	98.1%	98.1%	9.73	21.61	12.75
Lake Montclair	Food Lion	2013	98.6%	33,000	72,850	105,850	100.0%	95.6%	97.0%	97.0%	9.50	22.92	18.60

Maryland
1701 Belmont Avenue	Best Buy	2012	98.6%	58,674	—	58,674	100.0%	—	100.0%	100.0%	15.96	—	15.96

MIDWEST
Illinois
938 W. North Avenue	Restoration Hardware, Sephora	2013	95.0%	—	35,400	35,400	—	58.7%	58.7%	58.7%	—	44.66	44.66

SOUTHEAST
Florida
Lincoln Road	Aldo, Fossil, Spris	2012	95.0%	—	54,864	54,864	—	89.3%	89.3%	89.3%	—	119.09	119.09

Total - Fund IV				401,875	323,935	725,810	100.0%	73.3%	88.1%	88.1%	$12.59	$45.12	$24.67

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

The following Fund II, Fund III and Fund IV properties are currently under redevelopment as further detailed under "Redevelopment Activity."
Property	Fund Ownership %
Sherman Avenue	99.1%
City Point	94.2%
Cortlandt Crossing	100.0%
Broad Hollow Commons	100.0%
3104 M Street	100.0%
210 Bowery	100.0%

[1] Currently operating, but redevelopment activities have commenced.

Funds Lease Expirations

Fund I:
	Anchor Tenants
		Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total
2014	2	67,500	100.0%	$4.48	100.0%
Total	2	67,500	100.0%	$4.48	100.0%

		30,000	Total Vacant
		97,500	Total Square Feet

Fund II:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1		—	—	$—	—	1	9,967	8%	$10.00	2.7%	1	9,967	3.3%	$10.00	1.0%
2014	1	107,026	60.2%	26.50	48.5%	—	—	—	—	—	1	107,026	35.3%	26.50	29.8%
2015	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	1	4,575	3.7%	27.26	3.4%	1	4,575	1.5%	27.26	1.3%
2020	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	1	4,462	3.6%	31	3.8%	1	4,462	1.5%	31	1.5%
2023	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Thereafter	3	70,880	39.8%	42.42	51.5%	6	105,967	84.7%	31.19	90.1%	9	176,847	58.4%	35.69	66.4%
Total	4	177,906	100%	$32.84	100.0%	9	124,971	100.0%	$29.35	100.0%	13	302,877	100.0%	$31.40	100.0%

		—	Total Vacant				15,500	Total Vacant				15,500	Total Vacant
		177,906	Total Square Feet				140,471	Total Square Feet				318,377	Total Square Feet

Fund III:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1	—	—	—	$—	—	2	4,000	0.8%	$23.27	0.5%	2	4,000	0.3%	$23.27	0.3%
2014	2	56,379	5.4%	16.12	8.5%	19	72,196	15.2%	30.39	11.6%	21	128,575	8.5%	24.13	10.5%
2015	3	81,465	7.8%	7.02	5.3%	14	28,773	6.0%	37.02	5.6%	17	110,238	7.3%	14.85	5.5%
2016	1	26,561	2.6%	8.00	2.0%	23	54,548	11.5%	37.35	10.8%	24	81,109	5.4%	27.74	7.6%
2017	2	52,131	5.0%	18.36	8.9%	14	54,065	11.4%	27.76	7.9%	16	106,196	7.0%	23.15	8.3%
2018	5	287,562	27.7%	12.54	33.5%	24	78,628	16.6%	33.82	14.1%	29	366,190	24.0%	17.11	21.2%
2019	1	179,944	17.3%	4.62	7.7%	10	32,005	6.7%	71.41	12.1%	11	211,949	14.0%	14.70	10.5%
2020	—	—	—%	—	—	4	9,046	1.9%	23.88	1.1%	4	9,046	0.6%	23.88	0.7%
2021	1	35,601	3.4%	10.76	3.6%	6	26,174	5.5%	36.53	5.1%	7	61,775	4.1%	21.68	4.5%
2022	1	65,028	6.3%	17.00	10.3%	10	32,038	6.7%	47.16	8%	11	97,066	6.4%	26.95	8.8%
2023	2	38,836	3.7%	15.49	5.6%	12	43,421	9.1%	54.38	12.5%	14	82,257	5.4%	36.02	10.0%
Thereafter	3	216,153	20.8%	7.26	14.6%	9	41,086	8.6%	49.07	10.7%	12	257,239	17.0%	13.94	12.1%
Total	21	1,039,660	100.0%	$10.34	100.0%	147	475,980	100.0%	$39.70	100%	168	1,515,640	100.0%	$19.56	100.0%

		53,221	Total Vacant				138,274	Total Vacant				191,495	Total Vacant
		1,092,881	Total Square Feet				614,254	Total Square Feet				1,707,135	Total Square Feet

Fund IV:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent

	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1	—	—	—	$—	—	3	4,962	2.1%	$29.50	1.4%	3	4,962	0.8%	$29.50	0.9%
2014	1	39,941	9.9%	10.14	8.0%	12	40,393	17.0%	78.42	29.6%	13	80,334	12.6%	44.47	22.8%
2015	—	—	—	—	—	2	6,351	2.7%	101.92	6.0%	2	6,351	1.0%	101.92	4.1%
2016			—	—	—	5	13,175	5.5%	23.07	2.8%	5	13,175	2.1%	23.07	1.9%
2017	1	58,674	14.6%	15.96	18.5%	4	13,438	5.7%	46.43	5.8%	5	72,112	11.3%	21.63	9.9%
2018	—	—	—	—	—	14	40,660	17.1%	26.23	10.0%	14	40,660	6.4%	26.23	6.8%
2019	1	39,220	9.8%	17.75	13.8%	9	54,938	23.2%	23.28	11.9%	10	94,158	14.7%	20.98	12.5%
2020	1	27,926	6.9%	12.00	6.6%	4	19,900	8.4%	21.14	3.9%	5	47,826	7.5%	15.80	4.8%
2021	1	32,144	8.0%	11.50	7.3%	3	5,235	2.2%	92.27	4.5%	4	37,379	5.8%	22.81	5.4%
2022	2	26,568	6.6%	10.14	5.3%	5	16,009	6.7%	108.74	16.3%	7	42,577	6.7%	47.21	12.7%
2023	1	33,000	8.2%	9.50	6.2%	3	14,063	5.9%	27.50	3.6%	4	47,063	7.4%	14.88	4.4%
Thereafter	2	144,402	36.0%	12.00	34.3%	2	8,311	3.5%	53.71	4.2%	4	152,713	23.7%	14.27	13.8%
Total	10	401,875	100.0%	$12.59	100.0%	66	237,435	100.0%	$45.12	100.0%	76	639,310	100.0%	$24.67	100.0%

		—	Total Vacant				86,500	Total Vacant				86,500	Total Vacant
		401,875	Total Square Feet				323,935	Total Square Feet				725,810	Total Square Feet

Notes:
[1] Leases currently under month to month or in process of renewal

Development Activity
($ in millions)

			Estimated	Estimated Sq.Ft.			Acquisition & Development Costs									Outstanding
Property	Ownership	Location	Completion	Upon Completion	Leased Rate [6]	Key Tenants	Incurred	Estimated Future Range				Estimated Total Range				Debt
FUND II

City Point [1]	94.2%	Brooklyn, NY	2015	675,000	65% [2]	Century 21, CityTarget, Alamo Drafthouse, Armani Exchange	$249.5	$30.5	to	$60.5	[3]	$280.0	to	$310.0	[3]	$262.9
Sherman Plaza	99.1%	New York, NY	TBD	TBD	—	TBD	35.0	TBD		TBD		TBD		TBD		—
							$284.5	TBD		TBD		TBD		TBD		$262.9

FUND III

723 N. Lincoln Lane [4]	95.0%	Miami Beach, FL	TBD	TBD	—	TBD	$6.7	TBD		TBD		TBD		TBD		$—
Cortlandt Crossing	100.0%	Mohegan Lake, NY	2016	150,000 - 170,000	—	TBD	12.1	34.9	to	43.9		47.0	to	56.0		—	[5]
3104 M Street NW	100.0%	Washington, D.C.	TBD	10,000	—	TBD	3.1	3.9	to	5.4		7.0	to	8.5		—
Broad Hollow Commons	100.0%	Farmingdale, NY	2016	180,000 - 200,000	—	TBD	13.5	36.5	to	46.5		50.0	to	60		—
							$35.4	TBD		TBD		TBD		TBD		—

FUND IV

210 Bowery	100.0%	New York, NY	2016	10,000	—	TBD	$7.8	$3.7	to	$4.2		$11.5	to	$12.0		$4.6

Notes:
[1] Acquired a leasehold interest in this property. The first 50,000 square feet of the project (Phase 1) has been completed. Construction of the next approximately 625,000 square feet (Phase 2) is underway.

[2] Leased rate calculated on approximately 475,000 rentable square feet.
[3] Net of anticipated reimbursements from retail tenants and proceeds from residential tower sales.
[4] This property is part of a three-property portfolio. The other two are operating properties.
[5] The loan on Fund III's Lincoln Road Portfolio includes this property as collateral. For the purpose of this schedule, the outstanding debt was not allocated among the Portfolio's three properties.
[6] The leased rate excludes pre-redevelopment tenants.

Retailer Controlled Property ("RCP") Venture - Overview [1]

Item	Description
Date formed	August 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

	Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

	80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
	80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return
	of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

	Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through December 31, 2013

				Distributions
		Years	Invested	Current	From	Equity
Investor	Investment	acquired	capital	year-to-date	inception	Multiple

Mervyns I and Mervyns II	Mervyns	2004 through	$33,605	$2,726	$52,250	1.6x
		2007
Mervyns II	Albertson’s	2006 through	23,133	—	86,458	3.7x
		2007
Fund II and Mervyns II	Other investments [2]	2006 through	6,476	801	7,055	1.1x
		2008
Total			$63,214	$3,527	$145,763	2.3x

Notes:
1 The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $63 million in equity.
2 Represents investments in Shopko, Marsh and Rex Stores.

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.